                                                                    EXHIBIT 99.1

(TRANSOCEAN LOGO)

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

NO UNAUTHORIZED PUBLICATION OR USE. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

CLIENT CONTRACT DURATION AND DAYRATES AND RISKS ASSOCIATED WITH OPERATIONS. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc.

Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

NEW FLEET CLASSIFICATION. Transocean Inc. has created a new rig classification to its listing of semisubmersible rigs and drillships to better reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The new rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The previous category entitled "Mid-water Fleet" has been renamed "Other Floaters," which represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

This report does not include contract status information for the fleet of TODCO, a publicly traded drilling company in which Transocean owns a majority interest.

(TRANSOCEAN LOGO)               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : July 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
HIGH SPECIFICATION FLOATERS:
5th GENERATION DEEPWATER(13)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Deep Seas   ship *      2001     10,000  35,000    USGOM   ChevronTexaco   Jan-01             Jan-06   $205,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Enterprise  ship *      1999     10,000  35,000    USGOM        BP         Dec-99             Dec-04   $198,600       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM        BP         Dec-04             Dec-07   $182,500  $198,600
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Spirit      ship *      2000     10,000  35,000    USGOM      Unocal       Sep-00             Sep-05   $204,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Discovery    ship *      2000     10,000  30,000   Nigeria  ChevronTexaco   Jul-04             Oct-04   $165,000  $165,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Nigeria   ExxonMobil     Oct-04             Nov-04   $170,000  $165,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Frontier     ship *      1999     10,000  30,000   Brazil     Petrobras     Mar-04             Jan-06   $145,000  $158,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Millennium   ship *      1999     10,000  30,000    USGOM    Kerr-McGee     Jul-04             Sep-04   $195,000  $130,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Pathfinder   ship *      1998     10,000  30,000  E. Canada   Marathon      Jun-04             Sep-04   $157,300  $135,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater
 Expedition (9)        ship *      1999     10,000  30,000   Brazil     Petrobras     Oct-99             Sep-05   $135,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Horizon      semi *      2001     10,000  30,000    USGOM        BP         Sep-01             Sep-04   $200,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM        BP         Sep-04             Sep-05   $165,000  $200,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Cajun Express          semi *      2001      8,500  25,000    USGOM   ChevronTexaco   Jul-04             Aug-04   $150,000  $ 90,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                        Dominion      Sep-04             Oct-04   $125,000  $150,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM     Dominion      Oct-04             May-05   $140,000  $150,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Nautilus (4) semi        2000      8,000  30,000    USGOM       Shell       Jun-00             Jun-05   $201,800       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco Energy           semi *      2001      7,500  25,000   Nigeria  ChevronTexaco   May-03             Oct-04   $186,400  $181,400
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco Express (9)      semi *      2001      7,500  25,000    Brazil    Petrobras     Jan-03             Aug-04   $125,000  $110,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

OTHER DEEPWATER (15)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Navigator    ship *      2000      7,200  25,000   Brazil     Petrobras     Jul-03              Aug-04  $ 94,300  $ 99,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer 534         ship *   1975/1991    7,000  25,000    India     Reliance      Dec-03              Sep-04  $110,000  $110,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Seven Seas  ship *   1976/1997    7,000  25,000    India       ONGC        Feb-04              Feb-07  $125,000  $125,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Marianas    semi        1998      7,000  25,000    USGOM    Kerr-McGee     May-04              Aug-04  $ 85,000  $ 75,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM       Nexen       Aug-04              Oct-04  $ 90,000  $ 85,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 707 (9)          semi *   1976/1997    6,500  25,000   Brazil     Petrobras     Feb-04              Nov-05  $100,000  $100,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Jack Bates (9)         semi     1986/1997    5,400  30,000    UKNS                    Aug-04   planned mobilization         $125,000
                                                                                               to Australia
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia    Santos       Sep-04              Oct-04  $125,000  $125,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Peregrine I (5)        ship *      1996      5,280  25,000   Brazil                   Apr-04                idle            $ 70,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 709              semi *   1977/1999    5,000  25,000   Nigeria                  Jul-04   planned 45-day               $150,000
                                                                                               shipyard stay
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
M.G. Hulme, Jr. (6)    semi     1983/1996    5,000  25,000   Nigeria      Total       Aug-04              Sep-04  $ 85,000  $125,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Richardson  semi        1988      5,000  25,000    Ivory        CNR        Oct-03              Oct-05  $ 85,000  $ 45,000
                                                              Coast
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Jim Cunningham         semi     1982/1995    4,600  25,000    Egypt                   Jul-04                idle            $ 67,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 710 (9)          semi *      1983      4,500  25,000   Brazil     Petrobras     Oct-01              Oct-06  $109,500  $ 71,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Rather      semi        1988      4,500  25,000   Angola   ChevronTexaco   Jun-04              Aug-04  $ 95,000  $ 99,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Leader (10) semi     1987/1997    4,500  25,000   Norway                   Jul-04   operations disrupted
                                                                                               by labor strike
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Norway      Statoil                                  $173,500  $107,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sovereign Explorer     semi        1984      4,500  25,000  Las Palmas                May-04   contract preparation/        $ 85,000
                                                                                               mobilization
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Trinidad   British Gas    Sep-04              Oct-04  $ 65,000  $ 85,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Venezuela    Statoil      Nov-04              Feb-05  $ 65,000  $ 65,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Trinidad   British Gas    Feb-05              Aug-05  $ 65,000  $ 65,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

OTHER HIGH
 SPECIFICATION (4)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Henry Goodrich         semi        1985      2,000  30,000  E. Canada  Terra Nova     Feb-04              Feb-05  $106,600  $116,600
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Paul B. Loyd, Jr.      semi        1987      2,000  25,000    UKNS         BP         Mar-04              Mar-05  $120,000  $107,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              UKNS         BP         Mar-05              Mar-07  $144,000  $120,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Arctic      semi        1986      1,650  25,000     NNS                    Mar-04   shipyard program -           $200,000
                                                                                               contract preparation
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               NNS       Statoil      Aug-04              May-06  $168,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Polar Pioneer          semi        1985      1,500  25,000     NNS                    Jul-04   operations disrupted
                                                                                               by labor strike
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                       Norsk Hydro    Jan-04                      $110,200  $106,400
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               NNS                    Aug-04   21-day planned
                                                                                               shipyard program
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               NNS       Statoil                                  $170,000  $110,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

                             Transocean Inc. Fleet

(TRANSOCEAN LOGO)               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : July 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
OTHER FLOATERS (25)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Peregrine III          ship *      1976      4,200  25,000    USGOM                                         idle                 N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 700              semi     1973/1997    3,600  25,000  E. Guinea    A. Hess      Oct-03              Dec-04  $ 84,000  $ 84,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Legend      semi        1983      3,500  25,000    Brazil                  May-04                idle            $ 55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Amirante    semi     1978/1997    3,500  25,000    USGOM                   Feb-02                idle            $ 50,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
C. Kirk Rhein, Jr.     semi     1976/1997    3,300  25,000    USGOM                   Mar-02                idle            $ 63,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Driller (9) semi        1991      3,000  25,000    Brazil    Petrobras     Apr-04              Aug-04  $ 52,000  $ 55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Falcon 100             semi     1974/1999    2,400  25,000    USGOM                   Sep-03                idle            $ 42,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 703              semi     1973/1995    2,000  25,000  Australia ChevronTexaco   Jul-04              Aug-04  $ 72,500  $ 75,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia    Woodside     Aug-04              Sep-04  $ 77,000  $ 72,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia     Antrim      Sep-04              Oct-04  $ 77,000  $ 77,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia     Apache      Oct-04              Nov-04  $ 73,700  $ 77,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia      BHPB       Nov-04              Dec-04  $ 75,000  $ 73,700
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 711              semi        1982      1,800  25,000     UKNS       Shell       Apr-04              Dec-04  $ 45,100  $ 43,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean John Shaw   semi        1982      1,800  25,000     UKNS        CNR        Jul-04              Aug-04  $ 45,000  $ 50,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 712              semi        1983      1,600  25,000     UKNS                   Nov-03                idle            $ 47,700
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 714              semi     1983/1997    1,600  25,000     UKNS    British Gas    Jun-04              Sep-04  $ 55,000  $ 44,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               UKNS    British Gas    Oct-04              Dec-04  $ 45,000  $ 55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Actinia                semi        1982      1,500  25,000   Enroute                                mobilization            $ 44,000
                                                                                                        to India
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 600              semi        1983      1,500  25,000    Russia        BP        Jul-04              Sep-04  $ 60,000  $ 52,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 601              semi        1983      1,500  25,000  Indonesia     Santos      Jul-04              Sep-04  $ 56,000  $ 75,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
          (11)                                              Indonesia     Santos      Sep-04              Oct-04  $ 66,000  $ 56,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Indonesia     Unocal      Oct-04              Dec-04  $ 66,000  $ 56,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedneth 701            semi     1972/1993    1,500  25,000    Angola  ChevronTexaco   Nov-03              Oct-04  $ 63,000  $ 55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 702              semi     1973/1992    1,500  25,000  Australia                 Apr-03                idle            $ 80,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Winner      semi        1983      1,500  25,000     NNS                    Aug-02                idle            $120,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Searcher    semi     1983/1988    1,500  25,000     NNS                    Jul-04   operations disrupted
                                                                                               by labor strike
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                         Statoil      Jul-03                      $103,800  $105,800
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               NNS       Statoil                                  $120,000  $103,800
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Prospect    semi     1983/1992    1,500  25,000     UKNS                   Oct-02                idle            $ 98,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Wildcat     semi     1977/1985    1,300  25,000     UKNS                   Oct-01                idle            $ 85,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Explorer    semi        1976      1,250  25,000     UKNS                   Jan-99                idle            $145,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
J.W. McLean            semi     1974/1996    1,250  25,000     UKNS   ConocoPhillips  Jul-04              Nov-05  $ 51,000  $ 60,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 704              semi     1974/1993    1,000  25,000     UKNS   ChevronTexaco   May-04              Sep-04  $ 55,000  $ 45,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               UKNS      Venture      Sep-04              Oct-04  $ 52,000  $ 55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                         Venture      Nov-04              Nov-04  $ 47,000  $ 52,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                         Venture      Dec-04              Jan-05  $ 45,000  $ 47,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 706              semi     1976/1994    1,000  25,000     UKNS                   Sep-03                idle            $ 57,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

                             Transocean Inc. Fleet
                                                                          Page 3

(TRANSOCEAN LOGO)               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : July 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
JACKUPS (26)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Interocean III                  1978/1993     300   25,000    Egypt        GPC        May-03              Oct-04  $ 38,000  $ 39,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Shelf Explorer                     1982       300   20,000  E. Guinea    Marathon     Oct-03              Aug-04  $ 58,000  $ 72,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                                      Oct-04   planned mobilization
                                                                                               to SE Asia
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Comet                   1980       250   20,000    Egypt       GUPCO       Oct-03              Oct-05  $ 32,000  $ 27,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Mercury              1969/1998     250   20,000    Egypt       GUPCO       Dec-03              Sep-04  $ 33,500  $ 30,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Nordic                  1984       300   25,000    India      Reliance     Feb-04              Dec-04  $ 57,800  $ 72,100
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident II                      1977/1985     300   25,000    India        ONGC       May-03              May-06  $ 60,000  $ 34,900
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident IV                      1980/1999     300   25,000    Italy        ENI        Aug-04              Jul-05  $ 57,500  $ 59,900
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident VI                         1981       220   21,000   Cameroon                 Jan-04                idle            $ 53,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                                      Sep-04   planned mobilization
                                                                                               to SE Asia
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident VIII                       1982       300   21,000   Cabinda  ChevronTexaco   Jul-04              Dec-04  $ 43,000  $ 37,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident IX                         1982       400   20,000   Vietnam       JVPC       Nov-03              Aug-04  $ 56,300  $ 65,250
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Vietnam       JVPC       Aug-04              Aug-05  $ 60,000  $ 56,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident XII                     1982/1992     300   25,000    India        ONGC       Nov-03              Nov-06  $ 62,250  $ 57,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident XIV                     1982/1994     300   20,000   Cabinda  ChevronTexaco   May-04              Apr-05  $ 60,000  $ 75,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 15                         1982       300   25,000   Thailand     Unocal      Feb-03              Feb-05  $ 53,500  $ 70,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 16                         1982       300   25,000   Veitnam    TruongSon     Jul-04              Aug-04  $ 57,500  $ 44,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Thailand ChevronTexaco   Oct-04              Dec-04  $ 60,000  $ 53,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 17                         1983       355   25,000   Vietnam     Petronas     May-04              Feb-06  $ 57,500  $ 62,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 20                         2000       350   25,000   Caspian                  Jul-04  Contract suspended            $ 90,000
                                                                                                 pending repairs
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Caspian     Petronas     Nov-04              Apr-05  $ 90,000  $ 90,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Ron Tappmeyer                      1978       300   25,000    India        ONGC       Nov-03              Nov-06  $ 62,250  $ 50,100
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Randolph Yost                      1979       300   25,000    India        ONGC       Nov-03              Nov-06  $ 60,750  $ 64,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
D.R. Stewart                       1980       300   25,000    Italy        ENI        Mar-03              Mar-05  $ 51,000  $ 35,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
G.H. Galloway                      1984       300   25,000    Italy        ENI        Jul-04              Jul-05  $ 51,000  $ 48,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Harvey H. Ward                     1981       300   25,000   Malaysia    Talisman     Jul-04              Jul-05  $ 46,350  $ 45,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Roger W. Mowell                    1982       300   25,000   Malaysia    Talisman     Dec-02              Nov-04  $ 45,000  $ 54,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Malaysia    Talisman     Nov-04              Nov-05  $ 46,350  $ 45,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
J.T. Angel                         1982       300   25,000    India                   Jul-04                idle            $ 50,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                                      Sep-04   expected mobilization
                                                                                               to SE Asia
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
F.G. McClintock                    1975       300   25,000    India        ONGC       Oct-02              Oct-04  $ 50,000  $ 55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
C.E. Thornton                      1974       300   25,000    India        ONGC       Jun-02              Aug-04  $ 45,000  $ 52,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Jupiter                         1981/1997     170   16,000     UAE                    Sep-98                idle
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

                             Transocean Inc. Fleet
                                                                          Page 4

(TRANSOCEAN LOGO)               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : July 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
SELF-ERECTING  TENDERS (4)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 9                           1981       400   20,000    Congo                   Apr-04                idle            $ 42,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 10                       1983/1994     450   21,000   Nigeria       ENI        Nov-03              Aug-04  $ 44,000  $ 43,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                                      Aug-04      28-day planned
                                                                                                shipyard program
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              Angola  ChevronTexaco   Oct-04              Oct-05  $ 41,000  $ 44,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Charley Graves                     1975       500   20,000   Malaysia    Premier      Jul-04              Sep-04  $ 40,000  $ 40,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
W.D. Kent                          1977       400   20,000   Malaysia                 Jan-03                idle            $ 35,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

NON-U.S. DRILLING  BARGES (4)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 4                        1981/1989     21    25,000  Indonesia     Total       Aug-04              Aug-09  $ 39,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 6                        1981/1991     25    25,000   Cameroon                 Jul-02                idle            $ 27,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 12                       1982/1992     25    25,000   Nigeria                  Jun-04                idle            $ 49,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Hibiscus (7)                    1979/1993     25    16,000  Indonesia     Total       Jan-04              Jan-07  $ 47,700  $ 44,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

PLATFORM RIGS (1)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Cliffs # 1                       1988/98            18,000    China                                         idle
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

OTHER (2)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Joides Resolution (8)  ship *      1978     27,000  30,000  Worldwide      IODP       May-04              May-05  $ 66,000  $ 88,750
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 135D                      1966/77/01    600             Brazil       SLB        Jun-01              Jun-09  $ 28,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

Footnotes:

 (1) Dates shown are the original service date and the date of the most recent upgrade, if any.

 (2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.

 (3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.

 (4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

 (5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.

 (6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

 (7) Owned by a joint venture in which the company has a 75% interest.

 (8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

 (9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

                             Transocean Inc. Fleet
                                                                          Page 5